Exhibit 99.1

SHAREHOLDERS VOTE TO ELECT DISNEY’S FULL SLATE OF 12 DIRECTORS

BURBANK, Calif., April 3, 2024 – The Walt Disney Company (NYSE: DIS) announced that, based on the tabulation of its proxy solicitor, it appears that Disney’s full slate of 12 directors has been elected by a substantial margin over the nominees of Trian and Blackwells at Disney’s 2024 Annual Meeting of Shareholders today. Final voting tallies are subject to certification by the Company’s independent inspector of elections, and preliminary and final results will be included in the Company’s reports to be filed with the Securities and Exchange Commission in the coming days.

Shareholders voted to elect all 12 nominees recommended by the Disney Board: Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker, and Derica W. Rice.

“We are immensely grateful to our shareholders for their investment in Disney and their belief in its future, particularly during this period of great change in the broader entertainment industry. We are fortunate to have a highly qualified Board of Directors who possess a profound commitment to the enduring strength of this company and an enormous amount of experience and expertise, including succession planning. I’m thankful for Bob and his exceptional management team, as well as Disney’s employees and Cast Members around the world, for continuing to deliver for consumers and shareholders throughout this distracting proxy battle,” said Mark Parker, Chairman of the Board, The Walt Disney Company.

“I want to thank our shareholders for their trust and confidence in our Board and management. With the distracting proxy contest now behind us, we’re eager to focus 100% of our attention on our most important priorities: growth and value creation for our shareholders and creative excellence for our consumers,” said Bob Iger, Chief Executive Officer, The Walt Disney Company.

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding areas of focus, priorities and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and intellectual property we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue, consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.

Media Contacts:

David Jefferson
Corporate Communications
The Walt Disney Company
david.j.jefferson@disney.com
(818) 560-4832

Mike Long
Corporate Communications
The Walt Disney Company
mike.p.long@disney.com
(818) 560-4588

Steve Lipin
Gladstone Place Partners
slipin@gladstoneplace.com
(212) 230-5931

Investor Contact:

Alexia Quadrani
Investor Relations
The Walt Disney Company
alexia.quadrani@disney.com
(818) 560-4490